Income Tax - Schedule of Deferred Tax Assets and Liabilities (Details) - USD ($) $ in Thousands	Dec. 31, 2023	Dec. 31, 2022
Deferred income tax assets:
Stock-based compensation	$ 4,218	$ 3,023
Expense for estimated credit losses on accounts receivable	1,095	415
Deferred financing costs	753	806
Other	48	193
Net operating loss carryforwards	3,431	1,365
Total deferred income tax assets	9,545	5,802
Valuation allowance	(9,545)	(5,802)
Total deferred income tax assets (liabilities), net	$ 0	$ 0